Federated Hermes Short-Intermediate Municipal Fund
A Portfolio of Federated Hermes Short-Intermediate Duration Municipal Trust
CLASS A2 SHARES (TICKER FMTHX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
On August 11, 2023, the Board of Trustees (the “Board”) of Federated Hermes Short-Intermediate Duration Municipal Trust approved a Plan of Conversion for the Class A2 Shares of the Federated Hermes Short-Intermediate Municipal Fund (the “Fund”) pursuant to which the Class A2 Shares of the Fund will be converted into the Fund’s existing Class A Shares on or about October 27, 2023, resulting in the closure and termination of the Fund’s Class A2 Shares. In approving the conversion, the Board determined that the conversion of the Class A2 Shares into Class A Shares is in the best interest of the shareholders of the Class A2 Shares.
Pursuant to the Plan of Conversion, Class A2 shareholders will automatically receive shares of Class A Shares in exchange for their Class A2 Shares without any fee, load or charge to the shareholder, including any contingent deferred sales charges, on or about October 27, 2023. Future purchases of Class A Shares will be at the applicable sales load schedule. Shareholders should consult their Fund’s prospectus for additional information regarding Class A Shares sales loads and other expenses.
The conversion will occur on a tax-free basis. The cash value of a shareholder’s investment will not change as a result of the share class conversion. Class A2 shareholders will receive Class A Shares with a total dollar value equal to the total dollar value of the Class A2 Shares owned at the time of conversion. With respect to the Fund, the Class A Shares into which shareholders will be converted currently offer the same total gross and next expense ratios as the Class A2 Shares.
No action is required by shareholders to effect the conversion. There will be no disruption to their accounts.
Please delete all references to Class A2 Shares effective as of October 27, 2023.
August 15, 2023

Federated Hermes Short-Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456141 (8/23)
© 2023 Federated Hermes, Inc.